Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

27. COMMITMENTS AND CONTINGENCIES

Legal proceedings

For the year ended December 31, 2018, the Company was involved in five lawsuits with its loan customers for the aggregated claim of delinquent balances of US$2.95 million, and in which the Company is a defendant. The amount which the Company is being sued for delinquent balances owned to two third parties is approximately US$4.64 million (RMB 30.7 million).

In addition, during the year ended December 31, 2018, Xinjiang Superior People’s Court adjudicated that the Company shall repay the principal, interest and penalties owed to China Great Wall Assets Management Co, Ltd, aggregating US$16.4 million (RMB 112.6 million). The Company is now in the process of appeal. The company is actively negotiating with China Great Wall Assets Management Co, Ltd about the debt restructuring, but there is no agreement achieved.